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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): April 28, 2006

                         GS Mortgage Securities Corp.

   (as depositor for the GSAA Home Equity Trust 2006-8 formed pursuant to a Master Servicing and Trust Agreement, relating to the GSAA Home Equity

           Trust 2006-8, Asset-Backed Certificates, Series 2006-8) (Exact name of registrant as specified in its charter)

          Delaware                   333-132809                13-3387389
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(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
     of Incorporation)                                     Identification No.)

          85 Broad Street, New York, New York                      10004
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       (Address of Principal Executive Offices)                 (Zip Code)

                                (212) 902-1000
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             (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
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Item 8.01.  Other Events.
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      On April 28, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of April 1, 2006 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company, as trustee and as a custodian, JPMorgan Chase Bank National Association, as a custodian, U.S. Bank National Association, as custodian, and Wells Fargo Bank National Association, as master servicer, securities administrator and as a custodian of GSAA Home Equity Trust 2006-8, Asset-Backed Certificates, Series 2006-8 (the "Certificates"), issued in fifteen classes. The Class 1A1, Class 2A1, Class 2A2, Class 2A3A, Class 2A3B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of April 1, 2006 of $1,289,785,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of April 25, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

      On April 20, 2006, GSAA Home Equity Trust 2006-8 (the "Trust") entered into one interest rate swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P. (the "Swap Agreement"), with Schedule and Confirmation thereto. The Swap Agreement is annexed hereto as Exhibit 99.2.

      On April 28, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 1 Assignment Agreement") dated as of April 28, 2006, among Avelo Mortgage, LLC ("Avelo"), and Goldman Sachs Mortgage Company ("GSMC"). The Avelo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.3.

      On April 28, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 2 Assignment Agreement") dated as of April 28, 2006, among the Company, Avelo, Deutsche Bank ("Deutsche Bank") and Wells Fargo Bank, ("Wells Fargo"). The Avelo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.4.

      On April 28, 2006, the Company entered into an Assignment Agreement (the "CHLS Step 1 Assignment Agreement") dated as of April 28, 2006, among Countrywide Home Loans Servicing, LP ("CHLS"), the Company and GSMC. The CHLS Step 1 Assignment Agreement is annexed hereto as Exhibit 99.5.

      On April 28, 2006, the Company entered into an Assignment Agreement (the "CHLS Step 2 Assignment Agreement") dated as of April 28, 2006, among the Company, CHLS, Deutsche Bank and Wells Fargo. The CHLS Step 2 Assignment Agreement is annexed hereto as Exhibit 99.6.

      On April 28, 2006, the Company entered into an Assignment Agreement (the "Countrywide Step 1 Assignment Agreement") dated as of April 28, 2006, among Countrywide

Home Loans, Inc. ("Countrywide"), the Company and GSMC. The Countrywide Step 1 Assignment Agreement is annexed hereto as Exhibit 99.7.

      On April 28, 2006, the Company, entered into an Assignment Agreement (the "Countrywide Step 2 Assignment Agreement") dated as of April 28, 2006, among the Company, Countrywide, CHLS, Deutsche Bank and Wells Fargo Bank, National Association. The Countrywide Step 2 Assignment Agreement is annexed hereto as Exhibit 99.8.

      On April 28, 2006, the Company entered into an Assignment Agreement (the "FNBN Step 1 Assignment Agreement") dated as of April 28, 2006, among First National Bank of Nevada ("FNBN"), the Company and GSMC. The FNBN Step 1 Assignment Agreement is annexed hereto as Exhibit 99.9.

      On April 28, 2006, the Company entered into an Assignment Agreement (the "FNBN Step 2 Assignment Agreement") dated as of April 28, 2006, among the Company, FNBN, Deutsche Bank and Wells Fargo Bank. The FNBN Step 2 Assignment Agreement is annexed hereto as Exhibit 99.10.

      On April 28, 2006, the Company entered into an Assignment Agreement (the "JPMorgan Step 1 Assignment Agreement") dated as of April 28, 2006, among JPMorgan Chase Bank, National Association ("JPMorgan"), the Company and GSMC. The JPMorgan Step 1 Assignment Agreement is annexed hereto as Exhibit 99.11.

      On April 28, 2006, the Company entered into an Assignment Agreement (the "JPMorgan Step 2 Assignment Agreement") dated as of April 28, 2006, among the Company, JPMorgan, Deutsche Bank and Wells Fargo Bank. The JPMorgan Step 2 Assignment Agreement is annexed hereto as Exhibit 99.12.

      On April 28, 2006, the Company entered into an Assignment Agreement (the "Wells Fargo Step 1 Assignment Agreement") dated as of April 28, 2006, among Wells Fargo, the Company and GSMC. The Wells Fargo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.13.

      On April 28, 2006, the Company entered into an Assignment Agreement (the "Wells Fargo Step 2 Assignment Agreement") dated as of April 28, 2006, among the Company and Wells Fargo and Deutsche Bank. The Wells Fargo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.14.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Section 9  Financial Statements and Exhibits.
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Item 9.01  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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      Not applicable.

(b) Pro forma financial information:
    --------------------------------

      Not applicable.

(c) Exhibits:
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Exhibit 99.1    Master Servicing and Trust Agreement, dated as of April 1,
                2006, among GS Mortgage Securities Corp., as depositor, Deutsche Bank as trustee and as a custodian, JPMorgan Chase Bank, National Association as a custodian, U.S. Bank, National Association, as a custodian and Wells Fargo as Master Servicer, securities administrator and as a custodian.

Exhibit 99.2 Interest Rate Swap Agreement, dated as of April 20, 2006, between GSAA Home Equity Trust 2006-8 and Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.

Exhibit 99.3 Avelo Step 1 Assignment Agreement, dated as of April 28, 2006, among Avelo, GSMC and the Company.

Exhibit 99.4 Avelo Step 2 Assignment Agreement, dated as of April 28, 2006, among the Company, Avelo, Deutsche Bank National Association and Wells Fargo Bank.

Exhibit 99.5 CHLS Step 1 Assignment Agreement, dated as of April 28, 2006, among CHLS, GSMC and the Company.

Exhibit 99.6 CHLS Step 2 Assignment Agreement, dated as of April 28, 2006, among the Company, CHLS, Deutsche Bank and Wells Fargo Bank.

Exhibit 99.7 Countrywide Step 1 Assignment Agreement, dated as of April 28, 2006, among Countrywide, CHLS, GSMC and the Company.

Exhibit 99.8 Countrywide Step 2 Assignment Agreement, dated as of April 28, 2006, among the Company, Countrywide, CHLS, Deutsche Bank and Wells Fargo Bank.

Exhibit 99.9 FNBN Step 1 Assignment Agreement, dated as of April 28, 2006, among FNBN, GSMC and the Company.

Exhibit 99.10 FNBN Step 2 Assignment Agreement, dated as of April 28, 2006, among the Company, FNBN, Deutsche Bank and Wells Fargo Bank.

Exhibit 99.11 JPMorgan Step 1 Assignment Agreement, dated as of April 28, 2006, among JPMorgan, GSMC and the Company.

Exhibit 99.12 JPMorgan Step 2 Assignment Agreement, dated as of April 28, 2006, among the Company, JPMorgan, Deutsche Bank and Wells Fargo Bank.

Exhibit 99.13 Wells Fargo Step 1 Assignment Agreement, dated as of April 28, 2006, among Wells Fargo, GSMC and the Company.

Exhibit 99.14 Wells Fargo Step 2 Assignment Agreement, dated as of April 28, 2006, among the Company, Wells Fargo, Deutsche Bank and Wells Fargo Bank.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   May 12, 2006

                                         GS MORTGAGE SECURITIES CORP.



                                         By:  /s/ Michelle Gill
                                            ----------------------------------
                                            Name:  Michelle Gill
                                            Title: Vice President

                                 Exhibit Index
                                 -------------

Exhibit Index
-------------

Item 601(a) of                   Description                  Paper (P) or
--------------                   -----------                  ------------
Regulation S-K                                                Electronic (E)
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     99.1        Master Servicing and Trust Agreement, dated         E
                 as of April 1, 2006, among GS Mortgage
                 Securities Corp., as depositor, Deutsche
                 Bank as trustee and as a custodian,
                 JPMorgan Chase Bank, National Association as a custodian, U.S. Bank, National
                 Association, as a custodian and Wells Fargo as Master Servicer, securities administrator and as a custodian.

     99.2        Interest Rate Swap Agreement, dated as of           E
                 April 20, 2006, between GSAA Home Equity
                 Trust 2006-8 and Goldman Sachs Mitsui
                 Marine Derivative Products, L.P., with
                 Schedule and Confirmation thereto.

     99.3        Avelo Step 1 Assignment Agreement, dated as         E
                 of April 28, 2006, among Avelo, GSMC and the Company.

     99.4        Avelo Step 2 Assignment Agreement, dated as         E
                 of April 28, 2006, among the Company,
                 Avelo, Deutsche Bank National Association and Wells Fargo Bank.

     99.5        CHLS Step 1 Assignment Agreement, dated as          E
                 of April 28, 2006, among CHLS, GSMC and the
                 Company.

     99.6        CHLS Step 2 Assignment Agreement, dated as          E
                 of April 28, 2006, among the Company, CHLS,
                 Deutsche Bank and Wells Fargo Bank.

     99.7        Countrywide Step 1 Assignment Agreement,            E
                 dated as of April 28, 2006, among
                 Countrywide, CHLS, GSMC and the Company.

     99.8        Countrywide Step 2 Assignment Agreement,            E
                 dated as of April 28, 2006, among the
                 Company, Countrywide, CHLS, Deutsche Bank and Wells Fargo Bank.

     99.9        FNBN Step 1 Assignment Agreement, dated as          E
                 of April 28, 2006, among FNBN, GSMC and the
                 Company.

     99.10       FNBN Step 2 Assignment Agreement, dated as          E
                 of April 28, 2006, among the Company, FNBN,
                 Deutsche Bank and Wells Fargo Bank.

     99.11       JPMorgan Step 1 Assignment Agreement, dated         E
                 as of April 28, 2006, among JPMorgan, GSMC and the Company.

     99.12       JPMorgan Step 2 Assignment Agreement, dated         E
                 as of April 28, 2006, among the Company, JPMorgan, Deutsche Bank and Wells Fargo
                 Bank.

     99.13       Wells Fargo Step 1 Assignment Agreement,            E
                 dated as of April 28, 2006, among Wells
                 Fargo, GSMC and the Company.

     99.14       Wells Fargo Step 2 Assignment Agreement,            E
                 dated as of April 28, 2006, among the
                 Company, Wells Fargo, Deutsche Bank and
                 Wells Fargo Bank.